EXHIBIT 99.1

For Immediate Release

Meridian Bioscience Engages Korn Ferry to Conduct CEO Search as John A. Kraeutler Announces Plans to Retire

CINCINNATI, May 10, 2017 (GLOBE NEWSWIRE) -- Meridian Bioscience, Inc. (NASDAQ: VIVO) today announced it will commence a global search for a new Chief Executive Officer in conjunction with the planned retirement of John A. Kraeutler in accordance with the terms of his employment agreement.  Mr. Kraeutler plans to continue to serve in the capacity of CEO until his successor is found.  Going forward he will be available to assist the new CEO during the transition and onboarding phases, and will remain as Executive Chairman of Meridian's Board of Directors.  A committee of the Board will begin the search immediately with the assistance of Korn Ferry, a global talent advisory firm

"The Board thanks Mr. Kraeutler for his entrepreneurial vision and many achievements that led to Meridian's growth and status as a leading and well regarded diagnostics and life sciences company," said David Phillips, Lead Director. "The Board and Mr. Kraeutler have planned for the transition of his leadership, and they will work together to bring on a CEO who can take Meridian to the next level, utilizing its considerable assets."

"The Board would like to recognize, with deep appreciation, the contributions and dedication of its management team and employees that define Meridian.  Under Mr. Kraeutler's leadership, they have achieved many significant milestones."

Mr. Kraeutler commented, "Since having joined the Company in January 1992, numerous opportunities and challenges have been managed successfully that have enabled Meridian Bioscience to become a global leader in diagnostics and life science tools.  It has been my pleasure to have led such a dedicated and capable team that has built this diversified, efficient business that supplies vital products and tools for improving healthcare worldwide.  This succession process is an essential part of helping to ensure the future growth of Meridian Bioscience and I look forward to welcoming a CEO with a clear vision and the skills to drive the Company forward."

FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Specifically, Meridian's forward-looking statements are, and will be, based on management's then-current views and assumptions regarding future events and operating performance.  Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following:

Meridian's continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition, and its ability to effectively sell such products.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property.  Meridian relies on proprietary, patented and licensed technologies. As such, the Company's ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results.  Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process.  The international scope of Meridian's operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict.  One of Meridian's growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian's operations.  There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention and there may be additional risks with respect to Meridian's ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives.  Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof, and any similar initiatives in other countries on its results of operations.  Efforts to reduce the U.S. federal deficit, breaches of Meridian's information technology systems and natural disasters and other events could have a materially adverse effect on Meridian's results of operations and revenues.  In addition to the factors described in this paragraph, Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, and other periodic filings with the Securities and Exchange Commission contain a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors and not place undue reliance on our forward-looking statements.

About Korn Ferry
Korn Ferry is the preeminent global people and organizational advisory firm. Korn Ferry helps leaders, organizations, and societies succeed by releasing the full power and potential of people. Korn Ferry's nearly 7,000 colleagues deliver services through its Executive Search, Hay Group and Futurestep divisions.

About Meridian Bioscience, Inc.
Meridian is a fully integrated life science company that develops, manufactures, markets and distributes a broad range of innovative diagnostic test kits, rare reagents, specialty biologicals and components. Utilizing a variety of methods, our diagnostic tests provide accuracy, simplicity and speed in the early diagnosis and treatment of common medical conditions, such as infections and lead poisoning. Meridian's diagnostic products are used outside of the human body and require little or no special equipment. The Company's diagnostic products are designed to enhance patient well-being while reducing the total outcome costs of health care. Meridian has strong market positions in the areas of gastrointestinal and upper respiratory infections, and blood lead level testing. In addition, Meridian is a supplier of rare reagents, specialty biologicals and components used by organizations in the life science and agri-bio industries engaged in research. Its products are also used by companies as components in the manufacture of diagnostics. The Company markets its products and technologies to hospitals, reference laboratories, research centers, diagnostics manufacturers and agri-bio companies in more than 70 countries around the world. The Company's shares are traded on the NASDAQ Global Select Market, symbol VIVO. Meridian's website address is www.meridianbioscience.com.

Contact:
John A. Kraeutler
Chairman, Chief Executive Officer
Meridian Bioscience, Inc.
Phone:  513.271.3700
Email: mbi@meridianbioscience.com